UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2024 (September 5, 2024)
Corebridge Financial, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41504	95-4715639
(State or Other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2919 Allen Parkway, Woodson Tower,
Houston, Texas 77019
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: 1-877-375-2422
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On September 12, 2024, Corebridge Financial, Inc. (“Corebridge”), issued and sold $750,000,000 aggregate principal amount of its 6.375% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2054 (the “Notes”). Corebridge used a portion of the net proceeds of the issuance of the Notes to repay all of the $250 million aggregate principal amount currently drawn under Corebridge’s 3-Year Delayed Draw Term Loan Agreement, dated as of February 25, 2022, among Corebridge, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and for general corporate purposes.
Item 8.01  Other Events

In connection with the issuance and sale of the Notes, Corebridge entered into an Underwriting Agreement, dated September 5, 2024 (the “Underwriting Agreement”), among Corebridge and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto.
The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference:
•Underwriting Agreement, dated September 5, 2024, between Corebridge and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto;
•Indenture, dated August 23, 2022, between Corebridge and The Bank of New York Mellon, as Trustee;
•Second Supplemental Indenture, dated September 12, 2024, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the Notes;
•Form of the Notes; and
•Opinion of Debevoise & Plimpton LLP, relating to the validity of the Notes.
Item 9.01  Financial Statements and Exhibits
(d)    Exhibits.

1.1
Underwriting Agreement, dated September 5, 2024, among Corebridge and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto.

4.1
Indenture, dated August 23, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, incorporated by reference to Exhibit 4.8 to Corebridge Financial, Inc.’s Registration Statement on Form S-1, filed on September 12, 2022 (File No. 333-263898).

4.2	Second Supplemental Indenture, dated September 12, 2024, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the Notes.
4.3	Form of the Notes (included in Exhibit 4.2).
5.1	Opinion of Debevoise & Plimpton LLP.
23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 12, 2024	Corebridge Financial, Inc.

		By:	/s/ Christine Nixon
			Name:	Christine Nixon
			Title:	Executive Vice President, General Counsel and Corporate Secretary